MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated April 7, 2015 to the prospectus dated March 1, 2015 for the following Series of the Fund (the “Prospectus”):

Overseas Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Manning & Napier Advisors, LLC (the “Advisor”) has made a number of changes to its organizational structure and the roles and responsibilities of its investment professionals, including naming Ebrahim Busheri to the newly created Director of Investments position, which replaces the Co-Directors of Research positions formerly held by Jeffrey S. Coons and Jeffrey Herrmann.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.	The “Portfolio Managers” summary section is hereby deleted and replaced with the following:

Portfolio Managers

A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:

Ebrahim Busheri, CFA®

Director of Investments, has managed the Series since 2012.

Jeffrey W. Donlon, CFA®

Senior Analyst/Managing Director of Technology Group, has managed the Series since 2004.

Ajay Sadarangani, CFA®

Senior Analyst/Managing Director of Emerging Growth Group, has managed the Series since 2015.

Marc Tommasi

Head of Global Investment Strategy, Co-Head of Global Equities, Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 2002.

2.	The “Portfolio Managers” sub-section in the “Management” section is hereby deleted and replaced with the following:

Portfolio Managers

The following investment professionals serve on the Series’ Portfolio Management Team, and are jointly and primarily responsible for making investment decisions for the Series.

Ebrahim Busheri, CFA®, Director of Investments

Joined the Advisor in 2011. Director of Investments since 2015. Member of the Series’ Portfolio Management Team since 2012. Previous positions held in last five years: Senior Analyst, 2011 – 2015; Managing Director, 2012 – 2015; Consultant, Heritage Capital, 2007 – 2011. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the co-Director of Research and the Managing Director of the Technology and Consumer Groups.

Jeffrey W. Donlon, CFA®, Senior Analyst/Managing Director of Technology Group

Joined the Advisor in 1998. Senior Analyst since 1998. Managing Director since 2004. Member of the Series’ Portfolio Management Team since 2004.

Ajay M. Sadarangani, CFA®, Senior Analyst/Managing Director of Emerging Growth Group

Joined the Advisor in 2001. Senior Analyst since 2010. Managing Director since 2015. Member of the Series’ Portfolio Management Team since 2015. Previous position held in last five years: Analyst, 2007 – 2010.

Marc Tommasi, Head of Global Investment Strategy, Co-Head of Global Equities, Senior Analyst/Managing Director of Global Strategies Group

Joined the Advisor in 1986. Senior Analyst since 1988. Managing Director since 1992. Head of Global Investment Strategy since 2010. Co-Head of Global Equities since 2015. Member of the Series’ Portfolio Management Team since 2002.

The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp EXOSX 04/07/2015